                                                                    Exhibit 10.2

                               PURCHASE AGREEMENT

     This Purchase Agreement ("Agreement") is made and entered into effective as of the 10th day of May, 2002, by and between MTD PRODUCTS INC, an Ohio corporation ("Buyer") and SHILOH AUTOMOTIVE, INC., an Ohio corporation ("Seller").

     WHEREAS, Seller is engaged in the business of manufacturing and selling certain automotive and outdoor power equipment parts to certain OEM's and suppliers to the OEM's (the "Business"); and

     WHEREAS, Seller desires to sell to Buyer and Buyer desires to acquire from Seller certain assets of the Business as hereinafter specifically identified, on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

     1. Purchased Assets. Seller hereby agrees to grant, bargain, sell, convey, transfer and assign all of its right, title and interest it may have in the following assets: the two (2) lawnmower blade lines and related equipment set forth on Schedule One attached hereto ("Blade Lines") (the identified Blade Lines are sometimes herein also referred to as the "Purchased Assets"). Upon transfer of the Blade Lines hereunder, Seller will execute and deliver to Buyer the Bill of Sale in the form attached hereto as Exhibit "A".

     2. Purchase Price. The purchase price shall be Two Million Dollars ($2,000,000). Such amount shall be paid by Buyer to Seller via wire transfer at the time of Closing.

     3. Condition of Purchased Assets. Seller represents and warrants that the Purchased Assets are in good operating and physical condition, ordinary wear and tear, excepted, and have been maintained in all material respects in compliance with applicable manufacturers' operating guidelines.

     4. Title. Seller is the sole owner of the Purchased Assets. Except for the lien of JPMorgan Chase Bank, as Agent for Seller's secured lenders ("JPMorgan"), Seller has good and marketable title to the Purchased Assets free and clear of any and all liens and encumbrances. At Closing, Seller will provide to Buyer duly executed Uniform Commercial Code Form 3's reflecting amendments/partial releases of JPMorgan, as Agent, with regard to the Purchased Assets.

     5. Location of Purchased Assets. The Blade Lines are currently located at Seller's manufacturing facility located at 5389 West 130th Street, Cleveland, Ohio (the "Facility"). The Purchased Assets shall remain in the Facility as further set forth in the Manufacturing Supply Agreement executed simultaneously herewith.

     6. UCC Filings. Seller will acknowledge the transfer of title of the Purchased Assets from Seller to Buyer and will execute appropriate UCC Financing Statements to record the ownership of the Purchased Assets in the Buyer, including such UCC Financing Statements in the form attached hereto as Exhibit "B". This Agreement shall constitute a Security Agreement for purposes of the UCC.

     7.   Closing. The Closing will occur on or about May 10, 2002.

     8. No Assumed Liabilities. Buyer will not assume any liabilities with regard to any purchase orders which Seller may have in place which utilize the Purchased Assets.

     9. Prior Agreements Superseded. This Agreement and the Manufacturing Supply Agreement constitutes the sole and only agreement of the parties with regard to the subject matter herein and supersedes any prior understanding or written or oral agreements between the parties respecting such subject matter.

     10. Parties Bound. Neither party may assign this Agreement without the consent of the other party. This Agreement shall be binding on and inure to the benefit of the parties and their respective successors, and assigns when permitted by this contract.

     11. Governing Law. The Agreement shall be construed under the laws of the State of Ohio.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date set forth above.

                                   Seller
                                   SHILOH AUTOMOTIVE

                                   By:     /s/ Steven E. Graham
                                           -------------------------------------
                                   Title:  CHIEF FINANCIAL OFFICER
                                           -------------------------------------

                                   Buyer
                                   MTD PRODUCTS INC

                                   By:     /s/ Ronald C. Houser
                                           -------------------------------------
                                   Title:  EXECUTIVE VICE PRESIDENT AND
                                           -------------------------------------
                                           CHIEF FINANCIAL OFFICER
                                           -------------------------------------

                      GUARANTEE OF SHILOH INDUSTRIES, INC.

     As the sole shareholder of Shiloh Automotive, Inc., Shiloh Industries, Inc. acknowledges the receipt of benefits pursuant to the Agreement and guarantees the obligations of Shiloh Automotive, Inc. as set forth in this Agreement.

                                   SHILOH INDUSTRIES, INC.

                                   By:     /s/ Steven E. Graham
                                           -------------------------------------
                                   Title:  CHIEF FINANCIAL OFFICER
                                           -------------------------------------

                                  SCHEDULE ONE

---------- ------- -------------------------------------------------------------
   Item #   Qty.                        Description
---------- ------- -------------------------------------------------------------
    1552    Lot-   Blade Line No. 1 (New 1997), Consisting of:
                           . Williams & White 600 Ton Gib Guided Straight Side Hydraulic Press, S/N C-4733 (New 1997), 600 ton, 72" x 60" Bed Area, 16" Stroke, 36" Daylight, 1200" IPM, Advance 20 to 240 IPM Pressing an1200 IPM Return, 300 HP, 8-Point Gibbing Flush Floor Design, Trabon Lube System, Complete with Atlas Technology AC Servo Part Transfer and Conveyor System, with PLC Controls, Hydraulic Die and Conveyor System, with PLC Controls, Hydraulic Die Clamping Top and Bottom Platens and Perfecto Press Mounted Servo Feed
                           . (2) Setco 3-Axis Vertical Milling Stations,
                             Permanently Inclined, with Magnetic Scrap Conveyors and Cutler Hammer Panelmate PLC Controls, Mounted on Common Base
                           . Perfecto Cabinet Mounted Servo Feeder, S/N 97160,
                             with Separate Control.
                           . Perfecto Model S280411 Stock Straightener,
                             S/N97158, 7-Roll Straightener with (2) Sets
                             Hydraulic Pinch Rolls, Drop Away Threading Table, Hydraulic Stock Peeler, Hydraulic Drive, Panelmate PLC Controller
                           . Perfecto Model RDO472-12 Double End Power Driven
                             Coil Reel, S/N 97157, 4,000 LB x 12" Capacity, 72" OD, 20" to 24" ID, Swivel Base and Hydraulic Hold Down
                           . Upton Industries Model DG2574 7A-Auto Power
                             6-Station Heat Treating Line, Station 1 Preheat, Station 2 High Heat, Station 3 Quench, Station 4 Hot Oil, Station 5 Hot Wash, Station 6 Oil Dip, Gas Heated, Carousel Load and Unload Stations, Honeywell Controllers, Eaton Panelmate PLC Controllers
                           . (2) Custom Designed and Fabricated Blade
                             Straightening and Balance Stations, Automatic Hydraulic Operated Down Acting Ram, with Auto Conveyor Loader and Unloader, Cutler Hammer Panelmate PLC Control, Custom Designed and Fabricated for Blade Production
--------------------------------------------------------------------------------

---------- ------- -------------------------------------------------------------
   Item #   Qty.                        Description
---------- ------- -------------------------------------------------------------
    1555    Lot-   Blade Line No. 2, Consisting of:
                          . USI Clearing 250 Ton Open Back Inclinable Press, S/N 54- 1472, 250 Ton, 12" Throat, 26" Shut Height, 6" Adjustment, 30 SPM, 50" x 30" Bed Area, Cushions, T-Slotted Ram, Air Clutch, Air Counterbalance
                          . Niagra Model SE2-200-60-36 2-Point Straight Side Press, S/N42231, 200 ton, 60" x 36" Bed Area, 12"
                             Stroke, 38" Shut Height, 12" Adjustment, 30 SPM, No Windows, Flush Floor, T-Slotted Ram, Air Clutch
                          . (2) Setco Model SHL15FRY 3-Axis Permanently Inclined Vertical Milling Machine, S/N 16415, both Mounted on Common Base
                          . Littel Servo Feeder, S/N 90086-90, with Unico Control Console
                          . Littel Model 408E-7PD Coil Stock Straightener, S/N 90087-90, 7-Roll Straightener with (2) Sets Hydraulic Pinch Rolls, 8" x 200" Capacity, Variable Speed, Threading Table, Trabon Lube System
                          . Littel Model 40-12 Double End Coil Reel, S/N 90088-90, 4,000 LB x 12" Capacity, Plain Type, 72"
                             OD, Air Brake, Swivel Head, Manual Expansion, Separate Mounted Pneumatic Hold Down
                          . Upton Model P-2475-6A 6-Station Heat Treating Line, with Wash, Hot Rinse, High Heated Quench, Risen and Oil Cycles, Honeywell Controllers, Gas Heated, Carousel Load and Unload
                          . (3) Independent Blade Straightening and Balancing Stations, Customer Designed and Fabricated for Balancing Lawn Mower Blades
                          .  OTHER BLADE LINE ASSETS
                          .  Die Work On Blade Line
                          .  Press #283 200T Rebuild Drive Ass'y
                          .  Panel/Build Wiring-Blade Line
                          . 2 Salt Bath Furnaces Model #4A-42-30-50-SB-2737 and B-2738 and Install
                          .  Blade Line-Install Furnace
                          .  1/4 Ton Chain Hoist-Blade Line
                          .  Spindle-Blade Line
                          .  Replace Festoon Trolleys-Crane 136B
                          .  Assemble New Milling Machine on Blade Line
                          .  Repair Gear Box-Blade Line
                          .  Rebuild AC Drive 50A, 460V
                          .  Replace Allen Bradley AB136 Ser #10351
                          .  Rebuild 3P Unit-Old Heat Treat Line
                          .  Rebuild Clutch Drive-250T Press 54-1470
                          .  Blade Line-Electronic Drive Old Line Coil Feed
                          .  Salt Bath Furnace #B-2747
                          .  160 KVA Spare Transformer

--------------------------------------------------------------------------------

Applicable Purchase Price: $2,000,000.00

                                   Exhibit "A"

                                  BILL OF SALE

     This Bill of Sale ("Bill of Sale") dated as of the _____ day of _________, 2002, is made and delivered pursuant and subject to the terms of a Purchase Agreement ("Agreement") dated [an even date herewith,] by and between MTD PRODUCTS INC, an Ohio corporation ("MTD") and SHILOH Automotive, Inc., an Ohio corporation ("Shiloh"). Capitalized terms used in this Bill of Sale that are not defined herein shall have the same meaning ascribed to them in the Agreement.

                              W I T N E S S E T H:

     WHEREAS, MTD and Shiloh are parties to the Agreement, which by this reference is incorporated into and made a part of this Bill of Sale, pursuant to which Shiloh has agreed to sell, convey, assign, transfer and deliver to MTD the Purchased Assets as defined in the Purchase Agreement and MTD has agreed to acquire the same; and

     WHEREAS, Shiloh desires to execute and deliver this Bill of Sale in furtherance of the Agreement.

     NOW, THEREFORE, for the consideration set forth in the Agreement and other good and valuable consideration had and received, the receipt and sufficiency of which are hereby acknowledged, Shiloh does hereby grant, bargain, sell, convey, transfer and assign unto and vest in MTD, its successors and assigns, all of Shiloh's right, title and interest in and to the Purchased Assets, as defined in the Agreement.

     TO HAVE AND TO HOLD, all and singular, the Purchased Assets hereby granted, bargained, sold, conveyed, transferred and assigned to and vested in, as applicable, MTD, its successors and assigns, to and for its and their use and benefit forever. Shiloh hereby covenants that it will not execute any instrument or grant or transfer any rights or interest inconsistent with the rights and interest granted herein.

     Reference is hereby made to the Agreement for a complete description of the Purchased Assets and a complete statement of all representations and warranties made by or attributable to Shiloh in respect of the Purchased Assets.

     Shiloh further agrees to execute and deliver to MTD such further instruments of transfer and assignment as MTD may from time to time reasonably request in order to transfer, assign to and vest in MTD the Purchased Assets.

     IN WITNESS WHEREOF, each of MTD and Shiloh have caused this instrument to be executed by its duly authorized officer on the date first written above.


                                   SHILOH AUTOMOTIVE, INC.

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________


                                   MTD PRODUCTS INC

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________


                      GUARANTEE OF SHILOH INDUSTRIES, INC.

     As the sole shareholder of Shiloh Automotive, Inc., Shiloh Industries, Inc. acknowledges the receipt of benefits pursuant to the Agreement and guarantees the obligations of Shiloh Automotive, Inc. as set forth in this Bill of Sale.

                                   SHILOH INDUSTRIES, INC.

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   Exhibit "B"

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

---------------------------------------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

---------------------------------------------------------------------------
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

       ------------                                           -----------

       Wegman, Hessler & Vanderburg
       6055 Rockside Woods Boulevard, Suite 200
       Cleveland, Ohio 44131-2302
       Attention: Steven E. Pryatel, Esq.

       ------------                                           -----------
                                                                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
------------------------------------------------------------------------------------------------------------------------------------
     1a. ORGANIZATION'S NAME
OR   Shiloh Automotive, Inc.
     -------------------------------------------------------------------------------------------------------------------------------
     1b. INDIVIDUAL'S LAST NAME                                         FIRST NAME                        MIDDLE NAME        SUFFIX

     -------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                                     CITY                              STATE  POSTAL CODE COUNTRY
5389 West 130th Street                                                  Cleveland                         OH     44130       USA
------------------------------------------------------------------------------------------------------------------------------------
1d. TAX ID #: SSN OR EIN       ADD'L INFO RE  1e. TYPE OF ORGANIZATION  1f. JURISDICTION OF ORGANIZATION  1g. ORGANIZATIONAL ID #,
                               ORGANIZATION                                                                   if any
34-1901339                     DEBTOR             Corporation               Ohio                              OH 1082845  [_] none
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
     -------------------------------------------------------------------------------------------------------------------------------
     2a. ORGANIZATION'S NAME

     -------------------------------------------------------------------------------------------------------------------------------
OR   2b. INDIVIDUAL'S LAST NAME                                         FIRST NAME                        MIDDLE NAME        SUFFIX

     -------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                                     CITY                              STATE  POSTAL CODE COUNTRY

------------------------------------------------------------------------------------------------------------------------------------
2d. TAX ID #: SSN OR EIN       ADD'L INFO RE  2e. TYPE OF ORGANIZATION  2f. JURISDICTION OF ORGANIZATION  2g. ORGANIZATIONAL ID #,
                               ORGANIZATION                                                                   if any
                               DEBTOR                                                                                   [_]  none
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
    --------------------------------------------------------------------------------------------------------------------------------
    3a. ORGANIZATION'S NAME
    MTD Products Inc
    --------------------------------------------------------------------------------------------------------------------------------
OR  3b. INDIVIDUAL'S LAST NAME                                          FIRST NAME                        MIDDLE NAME        SUFFIX

    --------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                                     CITY                              STATE  POSTAL CODE COUNTRY
5965 Grafton Road                                                       Valley City                       OH     44280       USA
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following collateral:
See attached Exhibit A.






------------------------------------------------------------------------------------------------------------------------------------
5. ALTERNATIVE DESIGNATION [if applicable]:  [_] LESSEE/LESSOR  [_] CONSIGNEE/CONSIGNOR  [_] BAILEE/BAILOR   [_] SELLER/BUYER
                                             [_] AG. LIEN       [_] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
6.   This FINANCING STATEMENT is to be filed [for record]       7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)  [_] All Debtors
  [X] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum                                                    [_] Debtor 1
                                               [if applicable]  [optional]   [ADDITIONAL FEE]                      [_] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
8. OPTIONAL FILER REFERENCE DATA

------------------------------------------------------------------------------------------------------------------------------------
FILING OFFICE COPY-- NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 07/29/98)

     UCC FINANCING STATEMENT ADDENDUM
     -------------------------------------------------------------------------------
     FOLLOW INSTRUCTIONS (front and back) CAREFULLY
     -------------------------------------------------------------------------------
     9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
            ------------------------------------------------------------------------
             9a. ORGANIZATION'S NAME
          OR Shiloh Automotive, Inc.
            ------------------------------------------------------------------------
             9b. INDIVIDUAL'S LAST NAME           FIRST NAME   MIDDLE NAME, SUFFIX

     -------------------------------------------------------------------------------
     10. MISCELLANEOUS:




                                                                                    THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
     -------------------------------------------------------------------------------------------------------------------------------
     11. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one name (11a or 11b) - do not abbreviate or combine names
            ------------------------------------------------------------------------------------------------------------------------
             11a. ORGANIZATION'S NAME
     OR
            ------------------------------------------------------------------------------------------------------------------------
             11b. INDIVIDUAL'S LAST NAME                                 FIRST NAME        MIDDLE NAME                SUFFIX

            ------------------------------------------------------------------------------------------------------------------------
     11c. MAILING ADDRESS                                                CITY              STATE        POSTAL CODE   COUNTRY

     -------------------------------------------------------------------------------------------------------------------------------
     11d. TAX ID #: SSN OR EIN    ADD'L INFO RE   11e. TYPE OF ORGANIZATION 11f. JURISDICTION OF   11g. ORGANIZATIONAL
                                  ORGANIZATION                                   ORGANIZATION           ID #, if any
                                  DEBTOR                                                                               [_] none
     -------------------------------------------------------------------------------------------------------------------------------
     12. [_] ADDITIONAL SECURED PARTY'S  or[_]  ASSIGNOR S/P'S NAME - insert only one name (12a or 12b)
                                         --
            ------------------------------------------------------------------------------------------------------------------------
             12a. ORGANIZATION'S NAME

            ------------------------------------------------------------------------------------------------------------------------
             12b. INDIVIDUAL'S LAST NAME                                 FIRST NAME        MIDDLE NAME                SUFFIX

     -------------------------------------------------------------------------------------------------------------------------------
     12c. MAILING ADDRESS                                                CITY              STATE        POSTAL CODE   COUNTRY

     -------------------------------------------------------------------------------------------------------------------------------
     13. This FINANCING STATEMENT covers                                 16. Additional collateral description:
          [_] timber to be cut or  [_] as-extracted collateral, or
          [X] fixture filing.          is filed as a

     14. Description of real estate:
     See attached Exhibit B.




     15. Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record interest):
     MTD Products Inc. 5965 Grafton Road, Valley City, Ohio 44280


                                                                                ----------------------------------------------------
                                                                                17. Check only if applicable and check only one box.
                                                                                Debtor is a [_] Trust or [_] Trustee acting with
                                                                                                             respect to property
                                                                                                             held in trust or
                                                                                 [_] Decedent's Estate
                                                                                ----------------------------------------------------
                                                                                18. Check only if applicable and check only one box.

                                                                                    [_] Debtor is a TRANSMITTING UTILITY
                                                                                    [_] Filed in connection with a Manufactured-Home
                                                                                        Transaction -- effective 30 years
                                                                                    [_] Filed in connection with a Public-Finance
                                                                                        Transaction -- effective 30 years
     -------------------------------------------------------------------------------------------------------------------------------
     FILING OFFICE COPY-- NATIONAL UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 07/29/98)

                                    Exhibit A


------------- ------- ----------------------------------------------------------
   Item #      Qty.                       Description
------------- ------- ----------------------------------------------------------
    1552       Lot-    Blade Line No. 1 (New 1997), Consisting of:
                              . Williams & White 600 Ton Gib Guided Straight
                              Side Hydraulic Press, S/N   C-4733 (New 1997), 600
                              ton, 72" x 60" Bed Area, 16" Stroke,    36"
                              Daylight, 1200" IPM, Advance 20 to 240 IPM
                              Pressing and 1200 IPM Return, 300 HP, 8-Point Gibbing Flush Floor Design, Trabon Lube System,
                              Complete with Atlas Technology AC     Servo Part
                              Transfer and Conveyor System, with PLC Controls,
                                  Hydraulic Die and Conveyor System, with PLC
                              Controls, Hydraulic Die Clamping Top and Bottom Platens and Perfecto Press Mounted Servo Feed
                              . (2) Setco 3-Axis Vertical Milling Stations, Permanently Inclined, with Magnetic Scrap Conveyors and Cutler Hammer Panelmate PLC Controls, Mounted on Common Base
                              . Perfecto Cabinet Mounted Servo Feeder, S/N 97160, with Separate Control.
                              . Perfecto Model S280411 Stock Straightener, S/N97158, 7-Roll Straightener with (2) Sets Hydraulic Pinch Rolls, Drop Away Threading Table, Hydraulic Stock Peeler, Hydraulic Drive, Panelmate PLC Controller
                              .  Perfecto Model RDO472-12 Double End Power
                                 Driven Coil Reel, S/N 97157, 4,000 LB x 12"
                                 Capacity, 72" OD, 20" to 24" ID, Swivel Base
                                 and Hydraulic Hold Down
                              . Upton Industries Model DG2574 7A-Auto Power 6-Station Heat Treating Line, Station 1 Preheat, Station 2 High Heat, Station 3 Quench, Station 4 Hot Oil, Station 5 Hot Wash, Station 6 Oil Dip, Gas Heated, Carousel Load and Unload Stations, Honeywell Controllers, Eaton Panelmate PLC Controllers
                              .  (2) Custom Designed and Fabricated Blade
                                 Straightening and Balance Stations, Automatic Hydraulic Operated Down Acting Ram, with Auto Conveyor Loader and Unloader, Cutler Hammer Panelmate PLC Control, Custom Designed and Fabricated for Blade Production
--------------------------------------------------------------------------------

------------- ------- ----------------------------------------------------------
   Item #      Qty.                       Description
------------- ------- ----------------------------------------------------------
    1555       Lot-    Blade Line No. 2, Consisting of:
                              .  USI Clearing 250 Ton Open Back Inclinable
                                 Press, S/N 54- 1472, 250 Ton, 12" Throat, 26"
                                 Shut Height, 6" Adjustment, 30 SPM, 50" x 30" Bed Area, Cushions, T-Slotted Ram, Air Clutch, Air Counterbalance
                              . Niagra Model SE2-200-60-36 2-Point Straight Side Press, S/N42231, 200 ton, 60" x 36" Bed Area, 12" Stroke, 38" Shut Height, 12" Adjustment, 30 SPM, No Windows, Flush Floor, T-Slotted Ram, Air Clutch
                              . (2) Setco Model SHL15FRY 3-Axis Permanently Inclined Vertical Milling Machine, S/N 16415, both Mounted on Common Base
                              . Littel Servo Feeder, S/N 90086-90, with Unico Control Console
                              . Littel Model 408E-7PD Coil Stock Straightener, S/N 90087-90, 7-Roll Straightener with (2) Sets Hydraulic Pinch Rolls, 8" x 200" Capacity, Variable Speed, Threading Table, Trabon Lube System
                              . Littel Model 40-12 Double End Coil Reel, S/N 90088-90, 4,000 LB x 12" Capacity, Plain Type, 72" OD, Air Brake, Swivel Head, Manual Expansion, Separate Mounted Pneumatic Hold Down
                              . Upton Model P-2475-6A 6-Station Heat Treating Line, with Wash, Hot Rinse, High Heated Quench, Risen and Oil Cycles, Honeywell Controllers, Gas Heated, Carousel Load and Unload
                              .  (3) Independent Blade Straightening and
                                 Balancing Stations, Customer Designed and
                                 Fabricated for Balancing Lawn Mower Blades
                              .  OTHER BLADE LINE ASSETS
                              .  Die Work On Blade Line
                              .  Press #283 200T Rebuild Drive Ass'y
                              .  Panel/Build Wiring-Blade Line
                              . 2 Salt Bath Furnaces Model #4A-42-30-50-SB-2737 and B-2738 and Install
                              .  Blade Line-Install Furnace
                              .  1/4 Ton Chain Hoist-Blade Line
                              .  Spindle-Blade Line
                              .  Replace Festoon Trolleys-Crane 136B
                              .  Assemble New Milling Machine on Blade Line
                              .  Repair Gear Box-Blade Line
                              .  Rebuild AC Drive 50A, 460V
                              .  Replace Allen Bradley AB136 Ser #10351
                              .  Rebuild 3P Unit-Old Heat Treat Line
                              .  Rebuild Clutch Drive-250T Press 54-1470
                              . Blade Line-Electronic Drive Old Line Coil Feed . Salt Bath Furnace #B-2747
                              .  160 KVA Spare Transformer

--------------------------------------------------------------------------------

                                                                               .
                                   Exhibit B.

                       5389 W. 130th Street, Cleveland OH

                               Description of Land


   The land referred to in this Mortgage is described as follows:

   Parcel No. 1A
   Part of PPN 441-02-001

   Situated in the City of Parma, County of Cuyahoga and State of Ohio and known as being part of Original Parma Township Lot No. 22, Tuckerman Tract and bounded and described as follows:

   Beginning in the center line of West 130th Street, formerly Settlement Road, (60 feet wide) at a point distant 366.03 feet from the Northwesterly corner of said Original Lot No. 22;

   Thence Northerly along said center line of West 130th Street, 95.08 feet to the Southwesterly corner of a parcel of land conveyed to Anna E, Dahn by deed dated September l0,1925 and recorded in Volume 3378, Page 635 of Cuyahoga County Records;

   Thence Easterly along the Southerly line of land so convey to Anna E. Dahn,
   851.82 feet to the Northwesterly line of the right of way of The Cleveland Lorain and Wheeling Railroad;

   Thence Northeasterly along said Northwesterly line 222.97 feet to the Northerly line of said Original Lot No. 22;

   Thence South 89(Degrees) 10' 30" East along said line and passing through to said right of way of The Cleveland Lorain and Wheeling Railroad, 121.88 feet to a stone;

   Thence South l(Degrees) 9' West 368.88 feet to a stone;

   Thence North 89(Degrees) 3" West 1068.77 feet to the place of beginning be the same more or less, but, subject to all legal highways

   Excepting from the above described premises .655 of an acre of land deeded to of The Cleveland Lorain and Wheeling Railroad by deed dated March 6; 1894 and recorded in Volume 581, Page 140 of Cuyahoga County Records.

   Further excepting therefrom that part of West 130th Street widened through Journal Entry in Common Pleas Court Case No. 738323 filed May 20,196O.

Parcel No. 1B
Part of PPN 441-02-001

Situated in the City of Parma, County of Cuyahoga and State of Ohio and known as being part of Original Parma Township Lot No. 22, Tuckerman Tract and bounded and described as follows:

Beginning in the Northerly line of said Original Lot No. 22 at its intersection with the center line of West 130th Street as dedicated and recorded on plat in Volume 130 of Maps, Page 628 of Cuyahoga County Records;

Thence from said place of beginning South 89(Degrees) 10' 10" East along said Northerly line of said Original Lot No. 22, (said Northerly line being also the Northerly line of a 5.331 acre parcel of land heretofore conveyed by Bernard Fink to Anna E. Dahn by deed recorded in Volume 3378, Pages 635 and 636 of Cuyahoga County Deed Records) 913.06 feet to the Northwesterly line of the right of way of The Cleveland Lorain and Wheeling Railroad;

Thence South 32(Degrees) 59' 00" West along the Northwesterly line of the right of way of The Cleveland Lorain and Wheeling Railroad, 222.97 feet to the Southerly line of said 5.331 acre parcel so conveyed to Anna E. Dahn as aforesaid;

Thence Southwesterly along said Southerly line, 190.22 feet along the arc of a circle deflecting to the right having a radius of 473.27 feet and a chord which bears South 63(Degrees) 06' 10" West, 188.93 feet;

Thence North 88(Degrees) 40' 00" West 661.16 feet to said center line of West 130th Street so dedicated and recorded as aforesaid;

Thence Northeasterly along said center line along a curved line deflecting to the right 272.56 feet to the place of beginning and containing 5.2616 acres of land, said curved line having a radius of 1145.92 feet and a chord which bears North 5(Degrees) 59' 58" East 271.91 feet be the same more or less, but subject to all legal highways.

Excepting, however, from the above described premises, a parcel of land containing 0.0715 acres of land heretofore dedicated to public use for highway purposes as appears on the dedication plat of West 130th Street and recorded in Volume 130, Page 628 of Cuyahoga County Map Records

Further excepting therefrom that part of West 130th Street widened through Journal Entry in Common Pleas Court Case No. 738323 filed May 20, 1960.


Parcel No. 1C
Part of PPN 441-02-001

Situated in the City of Parma, County of Cuyahoga and State of Ohio and known as being part of Original Parma Township Lot No. 22, Tuckerman Tract and being further known as part of the land which was conveyed to The Cleveland Trust Company by deed from Gertrude Gecking and husband dated October 15, 1945 and recorded in Volume 6001, Page 63 of Cuyahoga County Deed Records said land being bounded and described as follows:

Beginning at a point in the center line of West 130th Street (formerly Settlement Road) (60 feet wide) at the Northwesterly corner of the land conveyed to the The Cleveland Trust Company as aforesaid, said point also being at the Southwesterly corner of land conveyed to John Wetzel, by deed dated December 16, 1913 and recorded in Volume 1532, Page 464 of Cuyahoga County Deed Records;

Course No. 1 Thence South 89(Degrees) 49'29" East along the Northerly line of the land conveyed to The Cleveland Trust Company, as aforesaid and being the Southerly line of land now owned by Theodore Moll, a distance of 717.08 feet to a point in the Northwesterly line of land conveyed to The Cleveland Lorain and Wheeling Railway Company, a predecessor of the Baltimore and Ohio Railroad Company, by deed recorded in Volume 581, Page 140 of Cuyahoga County Deed Records;

Course 2: Thence South 32(Degrees) 17'20" West along the Northwesterly line of the land conveyed to The Cleveland Lorain and Wheeling Railway Company, as aforesaid, a distance of 188.90 feet to a point in a line parallel with and distant 160 feet by rectangular measurement Southerly from Course No.1;

Course No. 3: Thence North 89(Degrees) 49'29" West along said last mentioned parallel lines a distance of 617.01 feet to a point in the center line of West 130th Street;

Course No. 4: Thence North 00(Degrees) 17'55" East along said center line of West 130th Street along the Westerly line of said Lot No. 22 a distance of 160 feet to the place of beginning, and containing exclusive of the area within West 130th Street, 2.340 acres more or less according to a survey by George M. Garrett, Ohio Registered Surveyor No. 826, be the same more or less, but subject to all legal highways.

Excepting therefrom that part of West 130th Street widened through Journal Entry in Common Pleas Court Case No. 738323 filed May 20, 1960.


Parcel No. 1D
Part of PPN 441-02-001


Situated in the City of Parma, County of Cuyahoga and State of Ohio and known as being part of Original Parma Township Lot No. 22, Tuckerman Tract and bounded and described as follows:

Beginning at a point in the center line of West 130th Street (formerly Settlement Road), 60 feet wide, at the Southwesterly corner of the land conveyed by The Cleveland Trust Company to Theodore Moll by deed dated October 27, 1945 and recorded in Volume 6026, Page 566 of Cuyahoga County Records;

Course No. 1: Thence South 89 (Degrees) 49' 29" East along the Southerly line of land so conveyed, a distance of 488.94 feet to a point in a line drawn parallel to and distant 100 by rectangular measurement Northwesterly from the Northwesterly line of the land conveyed to The Cleveland Lorain and Wheeling Railway Company, a predecessor of the Baltimore and Ohio Railroad Company, by deed recorded in Volume 581, Page 140 of Cuyahoga County Deed Records;

Course No. 2: Thence South 32 (Degrees) 17' 20" West along said last mentioned parallel line a distance of 66.12 feet to a point in a line parallel to and distant 56 feet by rectangular measurement Southerly from Course No. 1;

Course No. 3: Thence North 89 (Degrees) 49' 29" West along said last mentioned parallel line a distance of 463.92 feet to a point in the center line of West 130th Street;

Course No. 4: Thence North 00 (Degrees) 17' 55" East along said center line of West 130th Street along the Westerly line of said Lot No. 22 a distance of 56 feet to the place of beginning and containing exclusive of the area within West 130th Street 58.00 of an acre more or less according to a survey made during August, 1945 by George M. Garrett, Ohio Registered Surveyor No. 826, be the same more or less, but subject to all legal highways.

Excepting therefrom that part of West 130th Street widened through Journal Entry in Common Pleas Court Case No. 738323 filed May 20,1960.


Parcel No. 2
PPN: 441-02-003

Situated in the City of Parma, County of Cuyahoga and State of Ohio and known as being parts of Original Parma Township Lots Nos. 22, 23, and 24 in the Tuckerman Tract, together bounded and described as follows:

Beginning at a point in the center line of West 130th Street, formerly Settlement Road, 60 feet wide, where the same is intersected by the Southwesterly line of the land conveyed to The Cleveland, Lorain and Wheeling Railway Company, a predecessor of the Baltimore Ohio Railroad Company by Deed recorded in Volume 575, Page 141 of Cuyahoga Deed County Records;

Course No. 1: Thence North 00 (Degrees) 17' 55" East along the center line of West 130th Street, and being along the Westerly line of said Lots Nos. 24, 23 and 22, a distance of 930.46 feet to a point in the Southwesterly corner of that certain 0.58 of an acre of land conveyed by The Cleveland Trust Company to Theodore Moll by Deed dated January 10, 1946, and being Cuyahoga County Recorder's File No. 3135431, (Volume 6033, Page 155);

Course No. 2: Thence South 89(Degrees) 49' 29" East along the Southerly line of said land conveyed as last aforesaid a distance of 463.92 feet to a point and the Southeasterly corner thereof, said point being in a line parallel to and distant 100 feet by rectangular measurement Northwesterly from the Northwesterly line of land conveyed to said The Cleveland, Lorain and Wheeling Railway Company by deed recorded in Volume 581, Page 140 of the Cuyahoga County Deed Records;

Course No. 3: Thence North 32(Degrees) 17' 20" East along said last mentioned parallel line a distance of 66.12 feet to a point at the Northeasterly corner said 0.58 of an acre parcel as aforesaid;

Course No, 4: Thence South 89(Degrees) 49' 29" East along the Southerly line of the land conveyed by The Cleveland Trust Company to Theodore Moll by Deed dated October 27, 1945 and recorded in Volume 6026, Page 566 of the Cuyahoga County Deed Records, a distance of 118.07 feet to a point in the Northwesterly line of the land conveyed to The Cleveland, Lorain and Wheeling Railway Company as last aforesaid;

Course No. 5: Thence South 32(Degrees) 17' 20" West along the Northwesterly line of land conveyed to said The Cleveland, Lorain and Wheeling Railway Company as last aforesaid, a distance of 1164.65 feet to the place of beginning and containing, exclusive of the area within West 130th Street, 5.743 acres, more or less, according to as Survey made during August, 1945, by George M, Garrett, Ohio Registered Surveyor No. 826.

Excepting therefrom that part of West 130th Street widened through Journal Entry in Common Pleas Court Case No. 738323 filed May 20,1960.


Parcel No. 3
PPN 441-02-002

The entire Southerly 150 feet of the premises described below, from its Easterly line to its Westerly line, measured at right angles from its Southerly line, as excepted in the Warranty Deed from MTD Products, Inc. to George E. Roller filed for record June 1, 1972 and recorded in Volume 13000, Page 565 of Cuyahoga County Records:

Situated in the City of Parma, County of Cuyahoga and State of Ohio and known as being part of Original Parma Township Lot No. 21, Tuckerman Tract and bounded and described as follows:

Beginning on the Southerly line of said Original Parma Township Lot No. 21 at its intersection with the center line of West 130th Street (formerly Settlement
Road) 60 feet wide;

Thence South 89(Degrees) 58' 57" East along said Southerly line of Original Lot No. 21, 824.94 feet to the Southwesterly corner of land conveyed to the City of Parma by deed dated October 15, 1954 and recorded in Volume 8209, Page 317 of Cuyahoga County Records;

Thence North 0(Degrees) 09' 12" East, 342.54 feet to the Southerly side of Incinerator Road, 38 feet wide, as dedicated by Volume 172 of Maps, Page 4 of Cuyahoga County Records;

Thence South 89(Degrees) 42' 22" West, 678.83 feet to said center line of West 130th Street, 60 feet wide;

Thence Southerly along the center line of West 130th Street, 60 feet wide, an arc distance of 370.83 feet, having a chord of which bears South 23(Degrees) 41' 57" West to the place of beginning.

Excepting therefrom that part conveyed to The Board of County Commissioners of Cuyahoga County, Ohio, dated September 26, 196O and recorded in Volume 9992, Page 449 of Cuyahoga County Records.

Further excepting, however, from the above described premises, a parcel of land dedicated to public use for highway purposes as appears on the dedication plat of West 130th Street and recorded in Volume 130, Page 628 of Cuyahoga County Map Records


Parcel No. 4:
Easement Appurtenant to Parcel No.3 described above:


Easement for constructing, maintaining and using a railroad spur track reserved in the Warranty Deed from The Ridge Manufacturing Company to The City of Parna dated October 25, 1954 and recorded in Volume 8209, Page 317 of Cuyahoga County Records and described as Easement No. 3 therein.